EXHIBIT 99

MONTHLY OPERATING REPORT
CHAPTER 11

Case Name: Mississippi Chemical Corporation
Case Numbers:	03-2984 WEE	03-2986 WEE	03-2988 WEE	03-2990 WEE	03-2992 WEE
03-2985 WEE		03-2987 WEE	03-2989 WEE	03-2991 WEE	03-2993 WEE
For Period:	November 1, 2003	to	November 30, 2003

This Report is Due 15 Days After the End of the Month.
Mark One Box For Each Required Report/Document

The debtor must attach each of the following reports unless the United States Trustee has waived the requirements in writing. File original with Clerk of Court and duplicate with UST with an original signature.

Report/Document Attached	Previously Waived	Required Reports / Documents

X		Comparative Balance Sheets (FORM 2-B)

X		Profit and Loss Statement (FORM 2-C)

X		Cash Receipts & Disbursements Statement (FORM 2-D)

X		Supporting Schedules (FORM 2-E)

X		Narrative (FORM 2-F)

	X	Copies of Bank Statement(s) and Reconciliations of Bank Balance to Book Balance for all Account(s)

I declare under penalty of perjury that the following Monthly Financial Report and any attachments thereto, are true and correct to the best of my knowledge and belief.

Executed on:	December 15, 2003	Debtor(s):	Mississippi Chemical Corporation
		By:	/s/ Mickey W. Crane
Mickey W. Crane
		Position:	Director of Accounting
		Phone:	662.746.4131

FORM 2-A

MISSISSIPPI CHEMICAL CORPORATION
Combined Balance Sheets
Case Number: 03-2984WEE
(Dollars in Thousands)	05/15/2003	05/31/03	06/30/03	07/31/03	08/31/03	09/30/03	10/31/03	11/30/03	12/31/03	01/31/04	02/29/04
ASSETS
Current assets:
Cash and cash equivalents	$ 2,126	$ 2,441	$ 6,101	$ 22,115	$ 15,614	$ 10,769	$ 2,823	$ 7,976
Accounts receivable, net of allowance for doubtful accounts	39,909	41,587	56,404	34,785	42,548	35,868	43,866	44,324
Inventories:
Finished products	39,612	44,783	29,121	32,294	20,802	20,388	24,000	16,634
Raw materials	5,958	6,660	6,415	5,582	6,761	6,502	5,508	5,678
Replacement Parts	31,991	31,195	30,750	30,957	30,773	30,568	31,190	26,776
Prepaid expenses and other current assets	7,801	9,199	5,039	11,573	10,894	11,791	11,997	8,866
Deferred income taxes	5,388	6,474	3,112	3,177	3,182	3,151	3,529	2,142
Current assets from discontinued operations								18,747
Total current assets	132,784	142,339	136,942	140,483	130,573	119,037	122,913	131,143

Investments in affiliates	110,706	111,126	111,441	112,872	114,408	111,995	111,352	111,502
Assets held for sale						35,299	35,378	(0)
Other assets								6,903
Property, plant and equipment, net of accumulated depreciation								212,703
Long-term assets from discontinued operations								44,886
	$ 568,014	$ 576,846	$ 548,090	$ 551,169	$ 539,455	$ 489,855	$ 491,232	$ 507,137
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Long-term debt due within one year		$ -	$ -	$ -	$ -	$ -	$ 2,500	$ -
Accounts payable	$ (0)	12,276	15,736	25,579	20,670	17,994	17,660	20,178
Accrued liabilities	614	1,780	4,633	4,826	6,868	6,900	6,604	12,995
Deferred income taxes	0	0	0	(0)	(0)	0	(0)	0
Current liabilities from discontinued operations								6,123
Total current liabilities	614	14,056	20,369	30,405	27,539	24,894	26,765	39,297

Liabilities subject to compromise:
Secured	159,033	159,729	158,423	158,423	158,423	158,424	158,424	158,424
Priority	11,063	9,566	10,092	10,092	10,092	10,092	10,092	1,194
Unsecured	300,030	301,021	239,040	238,120	237,491	237,050	237,042	234,295
	470,126	470,316	407,555	406,636	406,007	405,567	405,559	393,913

Long-term debt								(0)
Other long-term liabilities and deferred credits	15,197	14,289	36,872	37,434	36,811	36,158	36,091	34,823
Deferred income taxes			26,518	24,151	21,342	6,074	6,059	18,820
Long-term liabilities from discontinued operations								2,440

Shareholders' equity:
Common stock	280	280	280	280	280	280	280	280
Additional paid-in capital	306,063	306,063	306,063	306,063	306,063	306,063	306,063	306,063
Accumulated deficit	(196,012)	(200,050)	(209,046)	(213,175)	(217,953)	(248,461)	(248,439)	(247,519)
Accumulated other comprehensive income (loss)	221	367	(12,046)	(12,151)	(12,159)	(12,245)	(12,671)	(12,505)
Treasury stock, at cost	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)
Total Shareholders' equity	82,078	78,185	56,776	52,543	47,757	17,163	16,759	17,845
	$ 568,014	$ 576,846	$ 548,090	$ 551,169	$ 539,455	$ 489,855	$ 491,232	$ 507,137	#REF!	#REF!	#REF!

FORM 2-B

MISSISSIPPI CHEMICAL CORPORATION
Combined Profit & Loss Statements
Case Number: 03-2984WEE

(Dollars in Thousands)	Fiscal Year To Date 5/15/2003	05/31/03	06/30/03	07/31/03	08/31/03	09/30/03	10/31/03	11/30/03	12/31/03	01/31/04	02/29/04
Revenues:
Net sales	$ 379,708	$ 18,651	$ 45,987	$ 28,258	$ 37,016	$ 33,759	$ 41,209	$ 22,719
Other revenue	1,331	184	508	434	355	366	381	350
	381,039	18,834	46,494	28,692	37,371	34,126	41,590	23,069

Operating expenses:
Cost of products sold	368,401	20,813	43,102	27,856	36,771	36,333	35,286	18,062
Selling, general and administrative	28,082	1,828	1,815	2,619	2,058	2,189	2,090	(190)
Impairment of long-lived assets	70,889	-	4,229	-	-	-	-	-
Idle plant cost	14,107	358	2,629	3,228	3,400	4,216	1,085	(3,554)
	481,480	23,000	51,774	33,702	42,228	42,739	38,462	14,318

Operating income	(100,441)	(4,166)	(5,279)	(5,010)	(4,858)	(8,613)	3,128	8,751

Other expense (income):
Interest, net	26,475	1,741	918	1,897	1,737	1,711	1,840	1,597
Other	(5,023)	191	(232)	(245)	(271)	(138)	(133)	(204)

(Loss) income before reorganization expenses and income taxes	(121,893)	(6,097)	(5,965)	(6,662)	(6,324)	(10,186)	1,422	7,357

Reorganization items:
Legal & professional fees	2,794	-	821	(307)	1,056	1,199	764	1,525
Financing fees	-	-	-	-	-	-	-	-
Severance and employee retention							768	72
Bankruptcy trustee fees	-	-	-	57	12	79	(3)	(20)
Settlements with customers and vendors								-
Impairment of long-lived assets						34,197		(34,197)
Rejected executory contracts								-
Other	-	-	-	-	-	-	-	19
	2,794	-	821	(250)	1,068	35,475	1,530	(32,601)

(Loss) income before income taxes	(124,687)	(6,097)	(6,786)	(6,412)	(7,392)	(45,660)	(108)	39,959

Income tax (benefit) expense	(31,908)	(2,059)	2,210	(2,283)	(2,614)	(15,152)	(131)	16,830

Net (loss) income before discontinued operations	(92,779)	(4,038)	(8,996)	(4,129)	(4,778)	(30,508)	23	23,130

Discontinued operations:
Loss from operations of discontinued potash division								22,880
Loss on disposal of discontinued potash division
	-	-	-	-	-	-	-	22,880
Net (loss) income	$ (92,779)	$ (4,038)	$ (8,996)	$ (4,129)	$ (4,778)	$ (30,508)	$ 23	$ 250

FORM 2-C

MISSISSIPPI CHEMICAL CORPORATION
Cash Receipts & Cash Disbursements Statement
Case Number: 03-2984WEE

(Dollars in Thousands)
Week Ending	05/31/03	06/30/03	07/31/03	08/31/03	09/30/03	10/31/03	11/30/03	12/31/03	01/31/04	02/29/04	03/31/04
Beginning Cash Balance	$ 2,126	$ 2,441	$ 6,101	$ 22,115	$ 15,614	$ 10,769	$ 2,823

Operating Receipts
Deposits	17,576	37,356	51,814	31,734	48,938	39,347	51,478
Intercompany Transfers	28,352	41,478	45,360	41,294	95,295	84,088	61,429
Total Cash Receipts	45,928	78,834	97,175	73,028	144,233	123,434	112,908

Operating Disbursements:
Raw Material Purchases	3,719	7,975	12,210	13,942	22,329	14,616	13,202
Natural Gas	9,322	9,867	8,904	5,764	11,100	14,374	14,120
Payroll & Benefits	2,409	4,888	3,829	3,915	3,745	5,790	4,660
Utilities			1,211	1,583	2,520	2,000	1,016
Interest		2,412	1,044	-	2,227	1,042	-
Delivery & Storage		2,988	2,960	3,098	2,139	3,351	3,382
Operating &Maintenance Materials			1,811	1,121	1,992	1,622	1,750
Taxes, Licenses, Duties, etc.	809	3,094	1,423	2,065	1,965	2,237	1,660
Reorganization	698	-	373	583	1,252	1,682	472
Capital Expenditures		527	970	727	1,094	686	351
Chemicals			835	801	859	563	1,793
Insurance			197	3,580	629	1,055	662
Trustee Fees			57	12	1	76	-
Intercompany Payments	28,352	41,478	45,360	41,294	95,295	84,088	61,429
Other	837	2,553	998	802	1,446	1,293	1,076
Total Operating Disbursements	46,146	75,782	82,182	79,287	148,593	134,475	105,572

Net Cash Flows from Operations	(218)	3,052	14,993	(6,260)	(4,360)	(11,041)	7,335

Negative Cash Balance Reclassified to Payables	532	608	1,021	(241)	(485)	595	317

Net DIP Advances (Payments)		-	-	-	-	2,500	(2,500)

Ending Cash Balances	$ 2,441	$ 6,101	$ 22,115	$ 15,614	$ 10,769	$ 2,823	$ 7,976

Loan Balances
DIP Balance, Beginning	$ -	$ -	$ -	$ -	$ -	$ -	$ 2,500
Net DIP Advances (Payments)	-	-	-	-	-	2,500	(2,500)
DIP Balance, Ending	-	-	-	-	-	2,500	-
Letters of Credit	-	-	-	-	-	-	-
Total DIP Loans	$ -	$ -	$ -	$ -	$ -	$ 2,500	$ -

Trustee Fees (Dollars):
Beginning Balance	$ -	$ 56,500	$ 68,750	$ 72,500	$ 76,250	$ 77,500	$ 77,750
Estimated	56,500	12,250	60,250	16,000	1,750	76,250	1,250
Payment			(56,500)	(12,250)	(500)	(76,000)	-
Ending Balance	$ 56,500	$ 68,750	$ 72,500	$ 76,250	$ 77,500	$ 77,750	$ 79,000

FORM 2-D

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedule-Cash Receipts & Cash Disbursements Statement
Case Number: 03-2984WEE
For the Period: November 1, 2003 to November 30, 2003

	Case Numbers==>	03-2984	03-2985	03-2986	03-2987	03-2988	03-2989	03-2990	03-2991	03-2992	03-2993
(Dollars in Thousands)	Total	Mississippi Chemical Corporation	Mississippi Nitrogen, Inc.	MissChem Nitrogen, LLC	Mississippi Chemical Company, LP	Mississippi Chemical Management Company	Mississippi Phosphates Corporation	Mississippi Potash, Inc.	Eddy Potash, Inc.	Triad Nitrogen, LLC	Melamine Chemicals, Inc.

Beginning Cash Balance	$ 2,823	$ 2,796	$ -	$ 1	$ 0	$ (0)	$ 6	$ 11	$ 0	$ 8	$ 0

Operating Receipts
Deposits	51,478	886			37,341		3,982	7,853			1,416
Intercompany Deposits	61,429	29,748	7,410	8,511		208	6,572	2,626	7	6,142	205
Total Cash Receipts	112,908	30,634	7,410	8,511	37,341	208	10,554	10,479	7	6,142	1,621

Operating Disbursements:
Raw Material Purchases	13,202	569	6,755	6			5,869			3
Natural Gas	14,120	1,272		6,945			79	318		5,507
Payroll & Benefits	4,660	3,931		14			151	507		57
Utilities	1,016	44		81		0	7	510	5	311	57
Interest	-
Delivery & Storage	3,382		642	143	1,481	177	149	696		0	94
Operating & Maintenance Materials	1,750	2		267	6	3	461	858	1	90	62
Taxes, Licenses, Duties, etc.	1,660	1,333	22	28			28	117		130	2
Reorganization	472	472
Capital Expenditures	351			2			228				120
Chemicals	1,793	550		1,017			110	47		65	4
Insurance	662	644			18
Trustee Fees	-
Intercompany Payments	61,429	13,938			35,847		2,933	7,295			1,416
Other	1,076	236		109	36	5	171	204		265	49
Total Operating Disbursements	105,572	22,990	7,420	8,613	37,389	186	10,186	10,552	6	6,428	1,804

Net Cash Flows from Operations	7,335	7,645	(9)	(102)	(47)	22	367	(73)	1	(286)	(183)

Negative Cash Balance Reclassified to Payables	317	8	9	102	47	(22)	(367)	73	(1)	286	183

Net DIP Advances (Payments)	(2,500)	(2,500)

Ending Cash Balances	$ 7,976	$ 7,949	$ (0)	$ 1	$ 0	$ (0)	$ 6	$ 11	$ 0	$ 8	$ 0

Loan Balances
DIP Balance, Beginning	$ 2,500	$ 2,500	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Net DIP Advances (Payments)	(2,500)	(2,500)	-		-	-	-	-	-	-	-
DIP Balance, Ending	-	-	-	-	-	-	-	-	-	-	-
Letters of Credit	-	-	-	-	-	-	-	-	-	-	-
Total DIP Loans	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

Cumulative Disbursements-Quarter 4, 2003	$ 240,048	$ 71,234	$ 11,026	$ 16,916	$ 78,477	$ 256	$ 23,747	$ 21,487	$ 14	$ 12,994	$ 3,898

Trustee Fees (Dollars):
Beginning Balance	$ 77,750	$ 10,000	$ 8,000	$ 12,000	$ 10,000	$ -	$ 10,000	$ 10,000	$ 250	$ 10,000	$ 7,500
Estimated	1,250	-	2,000	(2,000)	-	750	-	-	-	-	500
Payment	-	-	-	-	-	-	-	-	-	-	-
Ending Balance	$ 79,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 750	$ 10,000	$ 10,000	$ 250	$ 10,000	$ 8,000

FORM 2-E-1

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedules-Accounts Payable and Accounts Receivable Summary
For the Period: November 1, 2003 to November 30, 2003
Case Number: 03-2984WEE

(Dollars in Thousands)	Total	0 - 30	31-60	61-90	Over 90
Accounts Payable Aging:
Taxes --
FIT	$ (0)	$ (0)
FICA	0	0
FUTA	1	1
SIT	93	93
SUTA	(1)	(1)
Other	3,462	3,462
A/P Trade	170	170
A/P Received not paid	9,755	9,755
A/P Consignment parts	(3)	(3)
A/P Freight	949	949
A/P Contract retention	364	364
A/P Competitive discounts	(44)	(44)
A/P Medical claims - IBNR	492	492
A/P Other	8,684	8,684
Employee benefits & withholdings	4,116	4,116
Accrued taxes - Federal & State	1	1
Accrued interest	2,334	2,334
Closure cost - Current	2,800	2,800
	$ 33,174	$ 33,174	$ -	$ -	$ -

Accounts Receivable Aging:
A/R Trade	$ 43,120	33,768	8,874	111	367
A/R Miscellaneous Billings	566	385	65	39	76
A/R Other	602	602
A/R Affiliates	35	35
Notes Receivable-Employees	2	2
	$ 44,324	$ 34,792	$ 8,939	$ 150	$ 443

FORM 2-E-2

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedules-Insurance Coverage Summary
For the Period: November 1, 2003 to November 30, 2003
Case Number: 03-2984WEE

Type	Carrier/Agent	Coverage ($)	Date of Expiration	Premium Paid
Insurance Schedule:
Excess Workers' Compensation	National Union/Alembic Captive	Statutory	07/01/04	Yes
	Arthur J. Gallagher & Co.	$ 1,000,000

Workers' Compensation	National Union/Alembic Captive	Statutory	07/01/04	Yes
	Arthur J. Gallagher & Co.	$ 1,000,000

General Liability	National Union/Alembic Captive	$ 2,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Automobile Liability	National Union/Alembic Captive	$ 2,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Pollution Legal Liability	American International SLIC	$ 2,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Maritime Liability	American Home Assurance Company	$ 2,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Foreign Casualty Package	ACE	$ 1,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Directors & Officers Liability	Federal Insurance Company	$ 7,500,000	07/15/04	Yes
Marsh, Chicago

Excess Directors & Officers Liability	XL	$ 7,500,000	07/15/04	Yes
Marsh, Chicago

Fiduciary Liability	Federal Insurance Company	$ 5,000,000	07/15/04	Yes
Marsh, Chicago

Excess Liability (1st Layer)	National Union Fire insurance Company	$ 25,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Excess Liability (2nd Layer)	ACE	$ 25,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Excess Liability (3rd Layer)	AWAC	$ 50,000,000	07/01/04	Yes
Arthur J. Gallagher & Co. and JLT Risk Solution (Bermuda)

Excess Liability (4th Layer)	Starr Excess	$ 50,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Property/Time Element Insurance	Lloyd's of London and others	$300,000,000	07/01/04	Yes
Arthur J. Gallagher & Co., JLT Risk Solutions (London & Bermuda) and Creative Risk Solutions

Transit Insurance	St. Paul Fire & Marine Insurance Company	$ 9,000,000	Until Cancelled	Yes
Marsh, Chicago

Crime Insurance	Federal Insurance Company	$ 5,000,000	07/15/04	Yes
Marsh, Chicago

Special Crime Insurance	Federal Insurance Company	$ 10,000,000	07/15/04	Yes
Marsh, Chicago

Political Risk	Lloyd's of London and others	$292,506,612	07/01/05	Yes
Arthur J. Gallagher & Co.

FORM 2-E-3

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedules-Narrative
For the Period: November 1, 2003 to November 30, 2003
Case Number: 03-2984WEE
DISCUSSION
A

On November 26, 2003, Mississippi Chemical Corporation announced its wholly owned subsidiaries, Mississippi Potash, Inc. and Eddy Potash, Inc., signed a definitive agreement to sell substantially all of their potash assets to two wholly owned subsidiaries of Intrepid Mining LLC, a privately held Denver based natural resources company. The estimated purchase price is expected to be approximately $27.0 million as of January 31, 2004, based on applying the purchase price formula under the agreement to estimates of future working capital levels. In addition, certain liabilities are going to be assumed by the purchasers. This agreement represents a stalking horse bid that must be approved by the U.S. Bankruptcy Court in Jackson, Miss. Once approved, the next step will be an auction process where other interested parties may submit bids. The sale of these assets is expected to close in the first calendar quarter of 2004.

B

As part of the pending sale transaction mentioned in Note A above, the respective Combined Balance Sheet and Combined Profit & Loss Statement for November has been modified to present the Potash business unit as a discontinued operation. This reclassification distorts the monthly amounts because the year-to-date amounts for the Potash business operation were adjusted for this change.

C

Mississippi Nitrogen, Inc. purchases anhydrous ammonia from Point Lisas Nitrogen Limited, a 50-50 Joint-Venture owned by Mississippi Chemical Corporation. In accordance with Court Docket #374, pre-petition amounts of approximately $3 million dollars were cured in the month of November.

D

In the month of November, the priority claims related to liabilities subject to compromise were adjusted. These amounts had been cured in earlier periods, however the reclassification of these amounts had not been made. This reclassification of the priority balances was made in accordance with Court Dockets #37 and #38.

FORM 2-E-4